Schedule of Net Periodic Pension Costs (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016
Defined Benefit Plan Net Periodic Benefit Cost [Abstract]
Service cost	$ 3,766	$ 3,689	$ 2,680
Interest cost	424	163	434
Expected return on plan assets	849	(742)	(1,097)
Net actuarial loss and prior service credit	203	594	(234)
Net periodic pension cost	$ 5,242	$ 3,704	$ 1,783